UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2005

SOUTHERN PERU COPPER CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-14066	13-3849074
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2575 East Camelback Road, Phoenix, Arizona 85016
(Address of Principal Executive Offices) (Zip Code)

(602) 977-6595

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The information in this Form 8-K provided pursuant to Items 2.02 and 7.01 and in Exhibits 99.1 and 99.2 is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Such information is unaudited and preliminary.

Some of the information in this Form 8-K, including the Exhibits attached hereto, constitute “forward-looking statements” that do not directly or exclusively relate to historical facts.  Such information may reflect our intentions, plans, expectations, assumptions and beliefs about future events and are subject to risks, uncertainties and other factors, many of which are outside of our control. These factors could cause actual results to differ materially from the expectations expressed or implied in the forward-looking statements and include known and unknown risks. These risks include, but are not limited to, operations and financial condition and the industry in which we operate. Because actual results could differ materially from our intentions, plans, expectations, assumptions and beliefs about the future, you are urged to view such forward-looking statements with caution. Southern Peru Copper Corporation does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 2.02 Results of Operations and Financial Condition

On July 18, 2005, Southern Peru Copper Corporation issued a press release announcing financial results and certain related operating information as of and for the quarter ended June 30, 2005. A copy of information included in such press release is attached hereto as Exhibit 99.1, including certain updated information.

Item 7.01 Regulation FD Disclosure

Certain results for the twelve months ended May 31, 2005 are attached hereto as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits.

Exhibit Number	Description of Exhibit

99.1	Press Release by Southern Peru Copper Corporation, dated July 18, 2005, announcing financial results and certain related operating information as of and for the quarter ended June 30, 2005.

99.2	Certain results for the twelve months ended May 31, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN PERU COPPER CORPORATION

Dated:	July 21, 2005	By:	/s/ Jose Chirinos
			Name:	Jose Chirinos
			Title:	Comptroller

Exhibit Index

Exhibit Number	Description of Exhibit

99.1	Press Release by Southern Peru Copper Corporation, dated July 18, 2005, announcing financial results and certain related operating information as of and for the quarter ended June 30, 2005.

99.2	Certain results for the twelve months ended May 31, 2005.